EXHIBIT 4.1

Number	Shares
CA

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CLASS A COMMON STOCK

CUSIP 44147T 10 8

THIS CERTIFIES THAT	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Hotels.com

transferable on the books of said corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[HOTELS.COM CORPORATE SEAL]	/s/ ROBERT DIENER PRESIDENT	/s/ GREGORY PORTER SECRETARY

COUNTERSIGNED AND REGISTERED:

     MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

HOTELS.COM

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

For value received,                                                                                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
[                                                                                          ]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                            , Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.